UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Eugene S. Stark
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

                           GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2005

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange




                              450 LEXINGTON AVENUE
                               NEW YORK, NY  10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the six months ended June 30, 2005, the investment return to our stockholders was 3.1% (assuming reinvestment of all dividends). The net asset value per Common Share increased 5.9%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was -0.8%. For the twelve months ended June 30, 2005, the return to our stockholders was 10.2% and the return on the net asset value per Common Share was 14.6%; these compare with a return of 6.2% for the S&P 500. During each period, the discount at which our shares traded increased slightly and at June 30, 2005, it was 14.1%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2005, the net assets applicable to the Company's Common Stock were $1,070,178,768, equal to $37.27 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2005 was $56,880,773. During this period, the net realized gain on securities sold was $23,212,019 and the increase in net unrealized appreciation was $36,256,982. Net investment income for the six months was $3,361,772 and distributions to Preferred Stockholders amounted to $5,950,000.

During the six months, 636,204 shares of the Company's Common Stock were repurchased for $19,701,744 at an average discount from net asset value of 12.7%.

The relatively robust returns generated thus far this year come, in large measure, from our exposure to securities related to the oil and natural gas industries. The discount to net asset value at which our shares trade, meanwhile, has continued to widen, inexplicably. This gap has created the opportunity to repurchase shares on an especially attractive basis. Over the past 10 years the share price has ranged between a 2% premium and a 19% discount to its net asset value.

We remain constructive with respect to security valuations. Concerns abound, of course, including the costs of war finance, the impact of rising energy prices on consumer spending, the loss of manufacturing jobs to foreign producers, and an apparent housing bubble in some regions. There exists, furthermore, the prospect of an inverted yield curve, marked by interest rates that are higher for short-dated securities than for long-term bonds, a phenomenon that characteristically presages recession. Importantly, however, the U.S. is at or near full employment, inflation remains constrained, interest rates are relatively low, liquidity is ample, and earnings and dividends continue to grow.

On June 30,  2005,  Eugene L.  DeStaebler,  Jr.,  who had been an officer of the
Company for thirty years, and for the last twenty-eight, Vice-President, Administration, retired. Mr. DeStaebler's broad knowledge and understanding of the closed-end investment company industry, his expertise in administration, oversight of the accounting function, as well as his guidance regarding compliance, have been highly regarded by the Board of Directors and greatly appreciated by the Company. The Board of Directors is pleased to announce that, at its meeting today, Mr. DeStaebler has agreed to continue as a consultant in his capacity as Chief Compliance Officer until December 31, 2005.

We are also pleased to report that Eugene S. Stark, Vice-President since May 16, 2005, was appointed Vice-President, Administration. Prior to joining the Company in May 2005, Mr. Stark, a CPA, served as the chief financial officer of a business development company. Mr. Stark had been a vice president of Prudential Financial, Inc. (1987-2004) and, prior thereto, gained diverse audit experience at Deloitte & Touche (1982-1987).

The information about the Company, including our investment objective, operating policies and procedures, investment results, record of dividend payments, financial reports and press releases, is contained on our website and has been updated through June 30, 2005. It can be accessed on the Internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer

July 13, 2005

2        STATEMENT OF ASSETS AND LIABILITIES June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common stocks (cost $730,316,780)                                                          $1,242,580,577
   Corporate note (cost $709,754)                                                                    712,747
   Corporate discount notes (cost $17,948,900)                                                    17,948,900
   Money market fund (cost $19,634,850)                                                           19,634,850
                                                                                               -------------
      Total investments (cost $768,610,284)                                                    1,280,877,074

RECEIVABLES AND OTHER ASSETS
   Receivable for securities sold                                          $4,900,927
   Dividends, interest and other receivables                                  834,883
   Prepaid pension cost                                                     7,596,696
   Prepaid expenses and other assets                                          252,987             13,585,493
                                                                           ----------          -------------
TOTAL ASSETS                                                                                   1,294,462,567

LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                        15,584,363
   Preferred dividend accrued but not yet declared                            231,389
   Accrued pension expense                                                  5,621,609
   Accrued expenses and other liabilities                                   2,846,438
                                                                           ----------

                                                                                                  24,283,799
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK - 28,717,595 shares (note 2)                            $1,070,178,768
                                                                                              ==============
NET ASSET VALUE PER COMMON SHARE                                                                      $37.27
                                                                                              ==============

Net Assets Applicable To Common Stock
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 28,717,595 shares at par value (note 2)                  $28,717,595
   Additional paid-in capital (note 2)                                    507,429,475
   Undistributed realized gain on investments                              23,180,113
   Undistributed net investment income                                      4,766,184
   Unallocated distributions on Preferred Stock                            (6,181,389)
   Unrealized appreciation on investments                                 512,266,790
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                         $1,070,178,768
                                                                                              ==============

(see notes to financial statements)

3     STATEMENT OF OPERATIONS Six Months Ended June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $213,043)                $8,853,709
   Interest                                                                   727,873             $9,581,582
                                                                          -----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,706,917
   Administration and operations                                            1,848,094
   Office space and general                                                   259,286
   Directors' fees and expenses                                               102,520
   Transfer agent, custodian and registrar fees and expenses                   94,146
   Stockholders' meeting and reports                                           84,755
   Auditing and legal fees                                                     73,800
   Miscellaneous taxes                                                         50,292              6,219,810
                                                                            ---------             ----------
NET INVESTMENT INCOME                                                                              3,361,772

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1f AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     23,011,600
     Short sale transaction (note 1b)                                        (755,114)
     Option transactions (note 1c)                                            955,533
                                                                           ----------
   Net realized gain on investments (long-term, except for $7,875,871)     23,212,019
   Net increase in unrealized appreciation                                 36,256,982
                                                                           ----------
NET GAIN ON INVESTMENTS                                                                           59,469,001

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,950,000)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $56,880,773
                                                                                                ============

(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                             General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2005         December 31,
OPERATIONS                                                                 (Unaudited)              2004
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $3,361,772             $9,253,481
   Net realized gain on investments                                        23,212,019             36,774,029
   Net increase in unrealized appreciation                                 36,256,982             62,361,773
                                                                          -----------             ----------
   Distributions to Preferred Stockholders:
      From net investment income                                                 -                (2,686,304)
      From long-term capital gains                                               -                (9,213,696)
      Unallocated distributions on Preferred Stock                         (5,950,000)                    -
                                                                          -----------            -----------
       Decrease in net assets from Preferred distributions                 (5,950,000)           (11,900,000)
                                                                          -----------            -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           56,880,773             96,489,283
                                                                          -----------            -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net investment income                                                 (58,303)            (6,602,940)
   From long-term capital gains                                            (7,929,239)           (22,647,281)
                                                                           ----------            -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                           (7,987,542)           (29,250,221)
                                                                           ----------            -----------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions (note 2)       4,594,188             15,781,952
   Cost of Common Shares purchased (note 2)                               (19,701,744)           (32,963,032)
                                                                          -----------            -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                             (15,107,556)           (17,181,080)
                                                                          -----------           -----------
NET INCREASE IN NET ASSETS                                                 33,785,675             50,057,982
Net Assets Applicable to Common Stock
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,036,393,093            986,335,111
                                                                        -------------            ------------
END OF PERIOD (including undistributed net investment income of
   $4,766,184 and $1,462,715, respectively)                            $1,070,178,768         $1,036,393,093
                                                                       ==============        ===============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2005 and for each year in the five-year period ended December 31, 2004. This information has been derived from information contained in the financial statements and market price data for the Company's shares.

                                           Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2005   ------------------------------------------------------------
                                          (Unaudited)       2004      2003      2002          2001       2000
                                         ------------    ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $35.49       $33.11   $26.48        $35.14       $39.91        $41.74
                                             ------       ------  -------        ------       ------        ------
      Net investment income                     .12          .32      .03           .19          .41           .53
      Net gain (loss) on securities -
        realized and unrealized                2.14         3.48     7.72         (7.88)        (.66)         6.12
                                             ------       ------  -------        ------       ------        ------

      Distributions on Preferred Stock:
        Dividends from investment income       -            (.09)    (.01)         (.12)        (.07) (a)     (.11) (b)
        Distributions from capital gains       -            (.32)    (.35)         (.23)        (.29)         (.29)
        Unallocated                            (.21)          -         -            -             -             -
                                             ------       ------  -------        ------       ------        ------
                                               (.21)        (.41)    (.36)         (.35)        (.36)         (.40)
                                             ------       ------  -------        ------       ------        ------
   Total from investment operations            2.05         3.39     7.39         (8.04)        (.61)         6.25
                                             ------       ------  -------        ------       ------        ------

   Less distributions on Common Stock:
        Dividends from investment income       -            (.23)    (.02)         (.21) (c)     (.88) (d)   (2.30) (e)
        Distributions from capital gains       (.27)        (.78)    (.52)         (.41)        (3.28)       (5.78)
                                             ------       ------  -------        ------        ------        ------
                                               (.27)       (1.01)    (.54)         (.62)        (4.16)       (8.08)
                                             ------       ------  -------        ------        ------        ------

   Capital Stock transaction -
      effect of Preferred Stock offering       -             -       (.22)         -             -             -
                                             ------       ------  -------        ------       ------        ------
   Net asset value, end of period            $37.27       $35.49   $33.11        $26.48       $35.14        $39.91
                                             ======       ======  =======        ======       ======        ======

   Per share market value, end of period     $32.00       $31.32   $29.73        $23.85       $33.47        $36.00
                                             ======       ======  =======        ======       ======        ======

   TOTAL INVESTMENT RETURN - Stockholder
   Return, based on market price per share     3.08%*       8.79%   27.01%       (27.21)%       4.33%        19.10%

RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)      $1,070,560   $1,036,393 $986,335      $809,192   $1,097,530    $1,155,039
   Ratio of expenses to average net assets
      applicable to Common Stock               1.22%**      1.15%    1.23%         0.92%        0.97%         1.05%
   Ratio of net income to average net assets
      applicable to Common Stock               0.66%**      0.94%    0.13%         0.61%        1.15%         1.24%
   Portfolio turnover rate                     8.61%*      16.71%   18.62%        22.67%       23.81%        40.61%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $200,000    $200,000   $200,000     $150,000     $150,000      $150,000
   Asset coverage                               635%        618%      593%          639%         832%          870%
   Liquidation preference per share          $25.00       $25.00    $25.00       $25.00       $25.00        $25.00
   Market value per share                    $25.09       $24.97    $25.04       $25.85       $25.90        $24.25

   (a) Includes short-term capital gain in the amount of $.04 per share.
   (b) Includes short-term capital gain in the amount of $.09 per share.
   (c) Includes short-term capital gain in the amount of $.19 per share.
   (d) Includes short-term capital gain in the amount of $.51 per share.
   (e) Includes short-term capital gain in the amount of $1.82 per share. *Not annualized
     **Annualized

6              STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

    Shares or                                                                                       Value
Principal Amount COMMON STOCKS                                                                    (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (4.5%)
------------------------------------------------------------------------------------------------------------------------------------
   1,143,041    CEMEX, S.A. de C.V. ADR                                (COST $30,440,830)        $48,487,799
                                                                                                 -----------

COMMUNICATIONS AND INFORMATION SERVICES (7.2%)
------------------------------------------------------------------------------------------------------------------------------------
     675,000    American Tower Corporation (a)                                                    14,188,500
     550,000    CIENA Corporation (a)                                                              1,149,500
     900,000    Cisco Systems, Inc. (a)                                                           17,172,000
     150,000    Juniper Networks, Inc. (a)                                                         3,777,000
     500,000    Lamar Advertising Company Class A (a)                                             21,385,000
   4,600,000    Telecom Corporation of New Zealand Limited                                        19,228,000
                                                                                                 -----------
                                                                       (COST $69,828,479)         76,900,000
                                                                                                 -----------
COMPUTER SOFTWARE AND SYSTEMS (4.6%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                4,113,000
   1,525,000    Microsoft Corporation                                                             37,881,000
     323,000    NetIQ Corporation (a)                                                              3,659,590
     133,500    VeriSign, Inc. (a)                                                                 3,839,460
                                                                                                  ----------
                                                                       (COST $49,555,813)         49,493,050
                                                                                                  ----------
CONSUMER PRODUCTS AND SERVICES (3.6%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc                                                                        20,755,000
     275,000    Ethan Allen Interiors Inc.                                                         9,215,250
     150,000    PepsiCo, Inc.                                                                      8,089,500
                                                                                                  ----------
                                                                       (COST $28,303,579)         38,059,750
                                                                                                  ----------
ELECTRONICS (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     715,000    Molex Incorporated Class A                             (COST $15,450,691)         16,788,200
                                                                                                  ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                                (COST $26,227,380)         42,311,750
                                                                                                  ----------

FINANCE AND INSURANCE (28.5%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.3%)
------------------------------------------------------------------------------------------------------------------------------------
     325,000    Bank of America Corporation                                                       14,823,250
     585,000    Golden West Financial Corporation                                                 37,662,300
     310,000    M&T Bank Corporation                                                              32,599,600
     200,000    SunTrust Banks, Inc.                                                              14,448,000
                                                                                                  ----------
                                                                       (COST $19,811,943)         99,533,150
                                                                                                  ----------
   INSURANCE (18.0%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    American International Group, Inc.                                                20,335,000
     500,000    Annuity and Life Re (Holdings), Ltd. (a)                                             375,000
     340,000    Arch Capital Group Ltd. (a)                                                       15,317,000
         300    Berkshire Hathaway Inc. Class A (a)                                               25,050,000
     585,000    Everest Re Group, Ltd.                                                            54,405,000
     365,000    MetLife, Inc.                                                                     16,403,100
     110,000    Montpelier Re Holdings Ltd.                                                        3,803,800
     425,000    PartnerRe Ltd.                                                                    27,378,500
     325,000    Reinsurance Group of America, Incorporated                                        15,115,750
     257,500    Transatlantic Holdings, Inc.                                                      14,373,650
                                                                                                 -----------
                                                                       (COST $84,798,680)        192,556,800
                                                                                                 -----------
   OTHER (1.2%)
------------------------------------------------------------------------------------------------------------------------------------
     250,000    Annaly Mortgage Management, Inc.                                                   4,482,500
      95,194    Central Securities Corporation                                                     2,302,743
     825,000    MFA Mortgage Investments, Inc.                                                     6,146,250
                                                                                                  ----------
                                                                       (COST $12,310,420)         12,931,493
                                                                                                 -----------
                                                                      (COST $116,921,043)        305,021,443
                                                                                                 -----------

7        STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Shares or                                                                                       Value
 Principal Amount COMMON STOCKS (continued)                                                        (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (11.5%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (9.3%)
   ---------------------------------------------------------------------------------------------------------------------------------
     340,000    Alkermes, Inc. (a)                                                                $4,494,800
     200,000    Biogen Idec Inc. (a)                                                               6,890,000
     240,000    Bristol-Myers Squibb Company                                                       5,995,200
     550,000    Cytokinetics, Incorporated (a)                                                     3,817,000
     270,000    Genaera Corporation (a)                                                              459,000
     365,000    Genentech, Inc. (a)                                                               29,302,200
     455,000    MedImmune, Inc. (a)                                                               12,157,600
     120,000    Millennium Pharmaceuticals, Inc. (a)                                               1,112,400
   1,275,000    Pfizer Inc                                                                        35,164,500
                                                                                                  ----------
                                                                       (COST $72,502,935)         99,392,700
                                                                                                  ----------
   MEDICAL INSTRUMENTS AND DEVICES (2.2%)
   ---------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                        (COST $10,483,716)         23,305,500
                                                                                                  ----------

                                                                       (COST $82,986,651)        122,698,200
                                                                                                 -----------
MISCELLANEOUS (3.7%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                              (COST $38,078,961)         39,861,160
                                                                                                 -----------
 OIL & NATURAL GAS (INCLUDING SERVICES) (26.7%)
------------------------------------------------------------------------------------------------------------------------------------
     665,000    Apache Corporation                                                                42,959,000
   1,600,000    Devon Energy Corporation                                                          81,088,000
     600,000    EOG Resources, Inc.                                                               34,080,000
     525,000    Halliburton Company                                                               25,105,500
     650,000    Patterson-UTI Energy, Inc.                                                        18,089,500
     645,000    Talisman Energy Inc.                                                              24,232,650
     330,000    Total S.A. ADR                                                                    38,560,500
     325,000    Unocal Corporation                                                                21,141,250
                                                                                                 -----------
                                                                      (COST $178,177,362)        285,256,400
                                                                                                 -----------
RETAIL TRADE (19.6%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                      31,311,000
     500,000    Dollar General Corporation                                                        10,180,000
   1,920,000    The Home Depot, Inc. (c)                                                          74,688,000
   2,500,000    The TJX Companies, Inc.                                                           60,875,000
     675,000    Wal-Mart Stores, Inc.                                                             32,535,000
                                                                                                 -----------
                                                                       (COST $78,446,127)        209,589,000
                                                                                                 -----------
SEMICONDUCTORS (0.7%)
------------------------------------------------------------------------------------------------------------------------------------
     491,500    Brooks Automation, Inc. (a)                                                        7,298,775
     197,000    EMCORE Corporation (a)                                                               813,610
                                                                                                   ---------
                                                                        (COST $9,890,144)          8,112,385
                                                                                                   ---------
SPECIAL HOLDINGS (a) (d) (NOTE 5) (0.0%)
------------------------------------------------------------------------------------------------------------------------------------
     144,000    Silicon Genesis Corporation                                                            1,440
     546,000    Standard MEMS, Inc. Series A Convertible Preferred                                         -
                                                                                                    --------
                                                                        (COST $6,009,720)              1,440 (e)
                                                                                                    --------

   TOTAL COMMON STOCKS (116.1%)                                       (COST $730,316,780)      1,242,580,577
                                                                                               -------------

                CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES  (0.1%)
------------------------------------------------------------------------------------------------------------------------------------
    $678,000    American Tower Corporation 9 3/8% due 2/1/09              (COST $709,754)            712,747
                                                                                                     -------

8        STATEMENT OF INVESTMENTS June 30, 2005 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

     Principal                                                                                       Value
      Amount    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
  $6,000,000    American General Finance Corporation note due 7/11/05; 3.08%                      $5,982,033
   6,000,000    General Electric Capital Corporation note due 7/18/05; 3.12%                       5,981,800
   6,000,000    Prudential Funding, LLC note due 7/25/05; 3.20%                                    5,985,067
  19,634,850    SSgA Prime Money Market Fund                                                      19,634,850
                                                                                                  ----------
                TOTAL SHORT-TERM SECURITIES (3.5%)                   (COST $37,583,750)           37,583,750
                                                                                               -------------
TOTAL INVESTMENTS (f) (119.7%)                                      (COST $768,610,284)        1,280,877,074
Liabilities in excess of receivables and other assets (-1.0%)                                    (10,698,306)
PREFERRED STOCK (-18.7%)                                                                        (200,000,000)
                                                                                              --------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                  $1,070,178,768
                                                                                              ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed and not restricted.
 (c) 1,000,000 shares held by custodian in a segregated account as collateral for open short positions.
 (d) Restricted security.
 (e) Fair value of each holding in the opinion of the directors.
 (f) At June 30, 2005: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $553,771,964,
     (3) aggregate gross unrealized depreciation was $41,505,174, and (4) net unrealized appreciation was
     $512,266,790.

(see notes to financial statements)


                     PORTFOLIO DIVERSIFICATION (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of June 30, 2005 and 2004 is shown in the following table.

                                                                                PERCENT COMMON NET ASSETS*
                                                   JUNE 30, 2005                         JUNE 30
                                            ----------------------------        ----------------------------
INDUSTRY CATEGORY                            Cost(000)        Value(000)            2005            2004
-----------------------------------------   ----------------------------        ----------------------------
Finance and Insurance
    Banking                                 $19,812           $99,533                9.3%          9.5%
    Insurance                                84,799           192,557               18.0          18.8
    Other                                    12,310            12,931                1.2           2.3
                                            -------           -------             -------        -----
                                            116,921           305,021               28.5          30.6
                                            -------           -------             -------        -----
Oil and Natural Gas (Including Services)    178,177           285,256               26.7          10.8
Retail Trade                                 78,446           209,589               19.6          19.6
                                            -------           -------             -------        -----
Health Care
    Pharmaceuticals                          72,503            99,393                9.3          15.4
    Medical Instruments and Devices          10,484            23,306                2.2           2.2
                                            -------           -------             -------        -----
                                             82,987           122,699               11.5          17.6
                                            -------           -------             -------        -----
Communications and Information Services      70,538            77,613                7.3           5.2
Computer Software and Systems                49,556            49,493                4.6           6.3
Building and Real Estate                     30,441            48,488                4.5           1.6
Environmental Control (Including Services)   26,227            42,312                3.9           3.5
Miscellaneous**                              38,079            39,861                3.7           4.5
Consumer Products and Services               28,303            38,060                3.6           3.8
Electronics                                  15,451            16,788                1.6           2.0
Semiconductors                                9,890             8,112                0.7           1.4
Special Holdings                              6,010                 1                0.0           0.2
                                            -------         ---------             -------        -----
                                            731,026         1,243,293              116.2         107.1
Short-Term Securities                        37,584            37,584                3.5          13.7
                                            -------         ---------             -------        -----
    Total Investments                      $768,610         1,280,877              119.7         120.8
                                           ========
Liabilities in excess of Other Assets - Net                   (10,698)              (1.0)         (0.5)
Preferred Stock                                              (200,000)             (18.7)        (20.3)
                                                           ----------             -------        -----
Net Assets Applicable to Common Stock                      $1,070,179              100.0%        100.0%
                                                           ==========             =======        =====

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                       1. SIGNIFICANT ACCOUNTING POLICIES

General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

d. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

e. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

f.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

                   2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 28,717,595 shares and 8,000,000 shares, respectively, were outstanding at June 30, 2005.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In

10              NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                  2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS -
                     (Continued from bottom of previous page.)

addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

Transactions in Common Stock during the six months ended June 30, 2005 and the year ended December 31, 2004 were as follows:

                                                                              SHARES                      AMOUNT
                                                                       ------------------        ------------------------
                                                                          2005      2004              2005        2004
Shares issued in payment of dividends (includes 148,487
   and 508,849 shares issued from treasury, respectively)               148,487    508,849          $148,487     $508,849
Increase in paid-in capital                                                                        4,445,701   15,273,103
                                                                                                ------------    ----------
   Total increase                                                                                  4,594,188   15,781,952
                                                                                                ------------    ----------

Shares purchased (at an average discount from net
   asset value of 12.7% and 10.3%, respectively)                        636,204  1,092,800          (636,204)  (1,092,800)
Decrease in paid-in capital                                                                      (19,065,540) (31,870,232)
                                                                                                ------------  -----------
   Total decrease                                                                                (19,701,744) (32,963,032)
                                                                                                ------------  -----------
Net decrease                                                                                    ($15,107,556)($17,181,080)
                                                                                                ============  ===========

At June 30, 2005, the Company held in its treasury 2,513,968 shares of Common Stock with an aggregate cost in the amount of $65,687,956.

Distributions for tax and book purposes are substantially the same.



                            3. OFFICERS' COMPENSATION

The aggregate compensation paid by the Company during the six months ended June 30, 2005 to its officers amounted to $2,936,250.


                      4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities and securities sold short (other than short-term securities and options) for the six months ended June 30, 2005 amounted to on long transactions $106,261,670 and $102,262,247, respectively, and, with respect to short sale transactions, purchases for the six months amounted to $3,825,799.



                            5. RESTRICTED SECURITIES

                                                            DATE                         VALUE
                                                          ACQUIRED         COST        (NOTE 1a)
                                                        ------------   -----------   -----------
Silicon Genesis Corporation                                2/16/01      $3,006,720        $1,440
Standard MEMS, Inc. Series A Convertible Preferred        12/17/99       3,003,000           -
                                                                        ----------   -----------
Total                                                                   $6,009,720        $1,440
                                                                        ==========   ===========


                            6. PENSION BENEFIT PLANS

The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the six months ended June 30, 2005 were:

                  Service cost                               $153,864
                  Interest cost                               324,005
                  Expected return on plan assets             (538,968)
                  Amortization of:
                     Prior service cost                        18,837
                     Recognized net actuarial loss (gain)      76,498
                                                             --------
                  Net periodic benefit cost (income)          $34,236
                                                             ========


The Company also has funded and unfunded contributory defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for the six months ended June 30, 2005 was $235,465. The unfunded liability included in accrued expenses and other liabilities at June 30, 2005 was $2,589,851.

11            NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors


                          7. OPERATING LEASE COMMITMENT

In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $148,000 for the six months ended June 30, 2005. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2005 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2005 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

--------------------------------------------------------------------------------

       MAJOR STOCK CHANGES* Three Months Ended June 30, 2005 (Unaudited)
--------------------------------------------------------------------------------
                         General American Investors


                                                                                                SHARES HELD
INCREASES                                                                   SHARES            JUNE 30, 2005
------------------------------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Dollar General Corporation                                                   -                 500,000 (a)
   Talisman Energy Inc.                                                    645,000                645,000

ADDITIONS
   American Tower Corporation                                              125,000                675,000
   MFA Mortgage Investments, Inc.                                           50,000                825,000
   Transatlantic Holdings, Inc.                                              8,000                257,500

DECREASES
------------------------------------------------------------------------------------------------------------------------------------
REDUCTIONS
   American International Group, Inc.                                       30,000                350,000
   Annaly Mortgage Management, Inc.                                         25,000                250,000
   Bank of America Corporation                                              43,000                325,000
   Bristol-Myers Squibb Company                                             60,000                240,000
   Everest Re Group, Ltd.                                                   40,000                585,000
   Genentech, Inc.                                                          35,000                365,000
   Golden West Financial Corporation                                        15,000                585,000
   MetLife, Inc.                                                            35,000                365,000
   NetIQ Corporation                                                       300,000                323,000
   PartnerRe Ltd.                                                           50,000                425,000
   Reinsurance Group of America, Incorporated                               25,000                325,000
   SunTrust Banks, Inc.                                                      5,000                200,000
   Unocal Corporation                                                      425,000                325,000

*   Excludes transactions in Stocks - Miscellaneous - Other.
(a) Securities purchased in prior period and previously carried under Stocks - Miscellaneous - Other.

--------------------------------------------------------------------------------
                           OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2005 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q is available on the Company's website as shown above.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
              Arthur G. Altschul, Jr.           Sidney R. Knafel
              Lewis B. Cullman                  Richard R. Pivirotto
              Spencer Davidson                  D. Ellen Shuman
              Gerald M. Edelman                 Joseph T. Stewart, Jr.
              John D. Gordan, III               Raymond S. Troubh

                        William O. Baker, Director Emeritus
                        William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Vice-President
Eugene S. Stark, Vice-President, Administration
Peter P. Donnelly, Vice-President & Trader
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary
Eugene L. DeStaebler, Jr., Chief Compliance Officer

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 2005, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2005. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2004 and financial highlights for each of the five years in the period then ended and in our report, dated January 19, 2005, we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                            ERNST & YOUNG LLP
July 13, 2005

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    General American Investors Company, Inc.

                      PROXY VOTING POLICIES AND PROCEDURES


     General American Investors Company, Inc. (the "Company") is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company's portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

     Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management's positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

     Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

     Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management's recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future "investors," among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

     Generally, we would vote with management on proposals relating to changes to the company's capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

     Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as over reaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

     Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

     We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.


Date:  July 9, 2003

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM. 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2005         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
01/01-01/31            72700                  30.6667               72700                        653604

02/01-02/28            77300                  31.0622               77300                        576304

03/01-03/31           157200                  31.2879              157200                        419104

04/01-04/30           105900                  30.3646              105900                        313204

05/01-05/31            96100                  30.2055               76100                        217104

06/01-06/30           127004                  31.7654              127004                         90100
                     -------                 --------              ------                        ------
Total                 636204                                       636204
                     =======                                       ======

        Note - On July 14, 2004, the Board of Directors authorized and the registrant announced the repurchase of up to 500,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  As of the beginning of the period, January 1, 2005, there were 226,304 shares available for repurchase under such authorization.  On January 19, 2005, the Board of Directors authorized and the registrant announced the repurchase of up to an additional 500,000 shares of common stock, representing a continuation of a repurchases program which began in March 1995.  As of the end of the period, June 30, 2005, there were 90,100 shares available for repurchase under this program.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated February 28, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of July 13, 2005, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of July 13, 2005, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure:(1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission, and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely discussions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: August 3, 2005

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: August 3, 2005

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: August 3, 2005